SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

RARE HOSPITALITY INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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  Aggregate number of securities to which transaction applies:

  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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  Total fee paid:

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  Amount Previously Paid:

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  Date Filed:

(RARE HOSPITALITY INTERNATIONAL, INC. LOGO)

8215 ROSWELL ROAD
BUILDING 600
ATLANTA, GEORGIA 30350

April 10, 2003

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of RARE Hospitality International, Inc., which will be held at The Capital Grille of Atlanta, 255 East Paces Ferry Road, Atlanta, Georgia, on Monday, May 12, 2003, at 2:00 p.m. local time.

         I hope you are planning to attend the meeting so that you can become acquainted with the members of our Board of Directors and our management team. The items of business that will be considered and voted upon this year are explained in the accompanying Proxy Statement. Even if you are planning to attend in person, please complete the enclosed proxy card and return it to us.

         If you have any questions about the Proxy Statement or the 2002 Annual Report to Shareholders, please contact Ms. Joia M. Johnson at (770) 399-9595.

         We look forward to seeing you on May 12, 2003.

Sincerely,

/s/Philip J. Hickey, Jr.
------------------------
PHILIP J. HICKEY, JR.
Chairman of the Board of Directors

RARE HOSPITALITY INTERNATIONAL, INC.
8215 ROSWELL ROAD
BUILDING 600
ATLANTA, GEORGIA 30350

NOTICE OFANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 12, 2003

         Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of RARE Hospitality International, Inc. (the “Company”), will be held at The Capital Grille of Atlanta, 255 East Paces Ferry Road, Atlanta, Georgia, on Monday, May 12, 2003, at 2:00 p.m. local time, for the following purposes:

  To elect three directors in Class II to serve until the 2006 Annual Meeting of Shareholders.

  To approve the RARE Hospitality International, Inc. Amended and Restated 2002 Long-Term Incentive Plan.

  To ratify the selection of KPMG LLP as the Company's independent auditors to serve for the fiscal year ending December 28, 2003.

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Only those shareholders of record at the close of business on March 18, 2003, are entitled to notice of and to vote at the Meeting and any adjournments thereof. The transfer books will not be closed. A complete list of shareholders entitled to vote at the Meeting will be available at the Meeting.

By Order of the Board of Directors,

/s/ Joia M. Johnson
----------------------
JOIA M. JOHNSON
Secretary

Atlanta, Georgia
April 10, 2003

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.

RARE HOSPITALITY INTERNATIONAL, INC.
8215 ROSWELL ROAD
BUILDING 600
ATLANTA, GEORGIA 30350
April 10, 2003

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 12, 2003

INTRODUCTION

         This Proxy Statement is furnished to shareholders of RARE Hospitality International, Inc., a Georgia corporation (herein, unless the context otherwise requires, the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors from holders of the outstanding shares of common stock of the Company (“Common Stock”) for use at the Annual Meeting of Shareholders to be held at The Capital Grille of Atlanta, 255 East Paces Ferry Road, Atlanta, Georgia, on Monday, May 12, 2003, at 2:00 p.m. local time, and at any adjournments thereof (the “Meeting”).

         The Meeting will be held for the following purposes: (i) to elect three directors in Class II to serve until the 2006 Annual Meeting of Shareholders; (ii) to approve the RARE Hospitality International, Inc. Amended and Restated 2002 Long-Term Incentive Plan (the “2002 Long-Term Incentive Plan”); (iii) to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 28, 2003; and (iv) to transact such other business as may properly come before the Meeting.

         The Company’s mailing address and the location of its principal executive offices is 8215 Roswell Road, Building 600, Atlanta, Georgia 30350. This Proxy Statement and the accompanying Proxy are first being mailed to shareholders of the Company on or about April 10, 2003.

SHAREHOLDERS ENTITLED TO VOTE

         Only shareholders of record of the Company at the close of business on March 18, 2003 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 22,076,617 shares of Common Stock issued and outstanding held by approximately 479 shareholders of record. Notwithstanding the Record Date specified above, the Company’s stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date.

QUORUM AND VOTING REQUIREMENTS

         The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast on a matter at the Meeting will constitute a quorum to conduct business at the Meeting. Pursuant to the Bylaws of the Company, holders of Common Stock will be entitled to one vote for each share held.

         The election of directors will require the affirmative vote of a plurality of the votes cast, provided a quorum is present. With respect to the election of directors, shareholders may: (i) vote “for” all of the director nominees; (ii) “withhold” authority to vote for all of the nominees; or (iii) withhold authority to vote for any individual nominee or nominees but vote for all other nominees. In the election of directors, votes to withhold authority and broker nonvotes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others) will have no effect on the outcome.

         The approval of the 2002 Long-Term Incentive Plan will require that votes cast in favor of the proposal exceed the votes cast against the proposal, provided a quorum is present. With respect to the approval of the 2002 Long-Term Incentive Plan, shareholders may: (i) vote “for” approval; (ii) vote “against” approval; or (iii) “abstain” from voting on the proposal. Abstentions and broker nonvotes will have no effect on the outcome.

         The ratification of the appointment of KPMG LLP as independent auditors will require that votes cast in favor of the proposal exceed the votes cast against the proposal, provided a quorum is present. With respect to the approval of the auditors, shareholders may: (i) vote “for” approval; (ii) vote “against” approval; or (iii) “abstain” from voting on the proposal. Abstentions and broker nonvotes will have no effect on the ratification of the auditors.

PROXIES

         If the enclosed Proxy is executed, returned in time and not revoked, the shares represented thereby will be voted in accordance with the instructions indicated in such Proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED (I) FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR OF THE COMPANY, (II) FOR APPROVAL OF THE 2002 LONG-TERM INCENTIVE PLAN, (III) FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 28, 2003, AND (IV) IF THE COMPANY DID NOT HAVE NOTICE ON OR BEFORE FEBRUARY 25, 2003 OF ANY MATTERS PROPERLY BROUGHT BEFORE THE MEETING, IN THE SOLE DISCRETION OF THE PROXIES AS TO SUCH MATTERS.

         A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing at the Meeting and voting in person. All written notices of revocation of Proxies should be addressed as follows: RARE Hospitality International, Inc., 8215 Roswell Road, Building 600, Atlanta, Georgia 30350, Attention: Ms. Joia M. Johnson, Secretary.

PROPOSAL I

ELECTION OF DIRECTORS

         The Company's Board of Directors has nominated Carolyn H. Byrd, Philip J. Hickey, Jr. and Dick R. Holbrook for election as Class II directors to hold office until the 2006 Annual Meeting of Shareholders of the Company and until their successors shall have been elected and qualified.

         It is believed that all of the nominees will be available and able to serve as directors. It is anticipated that management shareholders of the Company will grant authority to vote for the election of the three nominees.

         The Company’s Board of Directors currently consists of eight directors divided into three classes, with three directors currently in Class I and Class II, and two directors in Class III. The term of the Class II directors, composed of Ms. Byrd and Messrs. Hickey, Jr. and Holbrook expires at the Meeting. The terms of the Class I and Class III directors expire at the Annual Meetings of Shareholders in 2005 and 2004, respectively. Directors hold office until the Annual Meeting of Shareholders of the Company in the year in which the term of their Class expires and until their successors have been duly elected and qualified.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE THREE NOMINEES FOR ELECTION AS DIRECTORS. A PLURALITY OF THE VOTES CAST AT THE MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

CERTAIN INFORMATION CONCERNING NOMINEES AND DIRECTORS

         The table on the following pages sets forth the names of the nominees and of the directors continuing in office, their ages, the year in which each was first elected a director, their position(s) with the Company, their principal occupations and employers for at least the last five years, and any other directorships held by them in certain other companies. For information concerning membership on committees of the Board of Directors, see “Meetings of the Board of Directors and Committees” below. For information concerning directors’ ownership of Common Stock, see “Beneficial Owners of More Than Five Percent of the Company’s Common Stock; Shares Held by Directors and Executive Officers” below.

NOMINEES TO THE BOARD OF DIRECTORS

CLASS II - TERM EXPIRING ANNUAL MEETING 2006

                                             POSITIONS WITH THE COMPANY, PRINCIPAL
NAME AND YEAR FIRST                          OCCUPATIONS DURING AT LEAST THE PAST
ELECTED A DIRECTOR                AGE        FIVE YEARS, AND OTHER DIRECTORSHIPS
-------------------               ---        -------------------------------------

Carolyn H. Byrd                   54         Ms.  Byrd is  Chairman  and Chief  Executive  Officer of
2000                                         GlobalTech Financial, LLC, a financial services company established in May 2000.
                                             From 1977 until  September  2000, Ms. Byrd held various  positions of increasing responsibility,  including Chief of Internal  Audits,  Director of the Corporate
                                             Auditing  Department  and,  most  recently,  President  of  Coca-Cola  Financial
                                             Corporation and Vice President of The Coca-Cola Company. Ms. Byrd is currently a director of Circuit City Stores,  Inc., AFC  Enterprises,  Inc. and The St. Paul
                                             Companies.

Philip J. Hickey,  Jr.            48         Mr. Hickey,  Jr. became the Company's  Chairman of the
1997                                         Board  of    Directors  and  Chief  Executive  Officer  in  January  2001.  From
                                             October 1997 until July 1998, Mr. Hickey, Jr. served as the Company's  President and Chief Operating Officer and a director. In July 1998, Mr. Hickey, Jr. became the Company's  Chief Executive  Officer.  From November 1992 until he joined the
                                             Company in October 1997, Mr. Hickey, Jr. served as President and Chief Operating
                                             Officer  of  Innovative   Restaurant  Concepts,   Inc.  ("IRC")  and  Rio  Bravo
                                             International, Inc., operators and franchisors of casual dining restaurants that were acquired by Applebee's International, Inc. in March 1995.

Dick R. Holbrook                  50         Mr.  Holbrook   has   served   as  President  and  Chief Operating
2002                                         Officer of AFC  Enterprises,  Inc., a developer,  operator  and  franchisor  of
                                             restaurants,   since  August  1995.  From  November  1992  to  July  1995,  Mr.
                                             Holbrook  served as Executive  Vice  President and Chief  Operating  Officer of
                                             AFC  Enterprises,  Inc.  Mr.  Holbrook is also a director  of AFC  Enterprises,
                                             Inc. Prior to 1992, Mr. Holbrook held various  executive  management  positions in the restaurant industry.

CLASS I - TERM EXPIRING ANNUAL MEETING 2005

                                             POSITIONS WITH THE COMPANY, PRINCIPAL
NAME AND YEAR FIRST                          OCCUPATIONS DURING AT LEAST THE PAST
ELECTED A DIRECTOR                AGE        FIVE YEARS, AND OTHER DIRECTORSHIPS
-------------------               ---        -------------------------------------

Don L. Chapman                    63         Mr.   Chapman    has    been    Chairman    and   Chief   Executive
1982                                         Officer of Tug  Investment  Corporation,  an  investment  company,  since April
                                             2000. Mr.  Chapman was President of S&S Tug  Manufacturing,  a manufacturer  of material-handling  vehicles,  from March 1999 until April  2000.  For more than five years prior to March 1999,  Mr.  Chapman was Chief  Executive  Officer and
                                             Principal   of  Tug   Manufacturing   Corp.,   the   predecessor   to  S&S  Tug
                                             Manufacturing.   Mr.   Chapman  is  also  a  director   of   National   Service
                                             Industries,  Inc. and of AirTran  Holdings,  Inc. and serves as chairman of the audit  committee  of that  board.  Mr.  Chapman  served as the Chief  Executive
                                             Officer of Opti-World, Inc. from June 1983 until February 1995.

Lewis H. Jordan                   58         Mr. Jordan is the founder and principal  officer  of  Wingspread  August  1997.
1998                                         Enterprises   LLC,  an  investment   and  consulting  firm,  since  Mr.  Jordan
                                             currently  serves and has  served  as  a director  of  AirTran  Holdings,  Inc.
                                             since June 1993.  Mr.  Jordan was also  President and Chief  Operating  Officer of  ValuJet,  Inc. from  June  1993  until  November 1997.  Prior to 1993,  Mr.
                                             Jordan held  various  executive  officer  positions in the airline industry.

George W. McKerrow, Sr.           77         Mr.    McKerrow,   Sr.     was    Chairman    of    the   Board   of
1982                                         Directors of the Company  from its organization  in 1982 until  February  1994.
                                             Mr. McKerrow, Sr. retired from employment  with the Company at the end of 2000, but  continues as a director.  Before  joining the Company,  Mr. McKerrow,  Sr.
                                             was  the  Vice  President  and  General  Manager  of  the  Dairypak Division of
                                             Champion International Corporation.

CLASS III - TERM EXPIRING ANNUAL MEETING 2004

                                             POSITIONS WITH THE COMPANY, PRINCIPAL
NAME AND YEAR FIRST                          OCCUPATIONS DURING AT LEAST THE PAST
ELECTED A DIRECTOR                 AGE       FIVE YEARS, AND OTHER DIRECTORSHIPS
-------------------                ---        -------------------------------------

Eugene I. Lee, Jr.                 41        Mr.   Lee,   Jr.   became    the  Company's    President   and   Chief
2001                                         Operating  Officer in January 2001.  From January 1999 until January 2001,  Mr.
                                             Lee, Jr. served as the Company's  Executive Vice President and Chief  Operating
                                             Officer.  Prior  to  that,  he  was  Executive  Vice  President,  Operations  -
                                             LongHorn  Steakhouse  Division from October 1997 until  January  1999,  and was the  Company's  Executive  Vice  President,  Operations  - Bugaboo  Creek Steak
                                             House  Division from January 1997 until October 1997.  For more than five years
                                             prior  to  joining  the  Company,   he  occupied  various  positions  with  Uno
                                             Restaurant  Corporation,  an  operator  of  restaurants,  including Senior Vice
                                             President - Operations.

Ronald W. San Martin               55        Mr.  San  Martin  serves  as  President  of  490 East Paces Ferry, Inc.,  Chief
1985                                         Financial  Officer  of  Fishbone  LLC,  and  has held  the  position  of  Chief
                                             Financial   Officer  (since  June  1995)  and Secretary  (since  January  1996)
                                             of We're Cookin' Inc., all of  which  are restaurant  development and operating companies.  Mr. San  Martin was the Chief Financial  Officer and the  Secretary
                                             of the Company  from May 1985 until June 1995 and was Chief  Operating  Officer from August 1997 until  October  1997. Prior to joining  the  Company,  Mr. San
                                             Martin  was a tax manager at Evans, Snyder & Co., Certified Public Accountants.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         Board of Directors. The property, affairs and business of the Company are under the general management of its Board of Directors as provided by the laws of Georgia and the Bylaws of the Company. The Company has standing Audit, Compensation and Governance Committees of the Board of Directors. The Governance Committee also acts as a Nominating Committee.

         During the 2002 fiscal year, the Company’s Board of Directors met five times. Each director, during the period he or she was a director, attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors of which he or she was a member.

         Audit Committee. The Audit Committee consists of three non-employee directors: Ronald W. San Martin (Chairman), Dick R. Holbrook, and Carolyn H. Byrd. The primary duties and responsibilities of the Audit Committee are to: (i) monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, (ii) monitor the independence and performance of the Company’s independent auditors and internal auditing department, and (iii) provide an avenue of communication among the independent auditors, management, the internal auditing department and the Company’s Board of Directors. The Audit Committee held six meetings during the 2002 fiscal year.

         The Company’s Board of Directors has determined that the members of the Audit Committee are independent as defined by the Sarbanes-Oxley Act of 2002 and the NASD listing standards, and that the Audit Committee Chairman, Mr. San Martin, is qualified as an audit committee financial expert.

         The Company’s Board of Directors has approved an amended charter for the Audit Committee, a copy of such amended charter is attached hereto as Appendix B.

         Compensation Committee. The Compensation Committee consists of three non-employee directors: Don L. Chapman (Chairman), Lewis H. Jordan and Carolyn H. Byrd. The purpose of the Compensation Committee is to (i) approve policies, plans and performance criteria concerning the salaries, bonuses and other compensation of the Company’s executive officers, (ii) review and approve the salaries, bonuses and other compensation of the Company’s executive officers, (iii) review and recommend to the Board of Directors all equity-based and other compensation plans of the Company, (iv) serve as the “Committee” for the administration of the Company’s Amended and Restated 1992 Incentive Plan (the “1992 Plan”), the Company’s 1997 Long-Term Incentive Compensation Plan (the “1997 Plan”) and the 2002 Stock Option Plan and (v) engage experts on compensation matters, if and when it deems it proper or advisable to do so. The Compensation Committee reports to the Board of Directors. The Compensation Committee held three meetings during the 2002 fiscal year.

         Governance Committee. The Governance Committee consists of three non-employee directors: Carolyn H. Byrd (Chairman), Don L. Chapman and Ronald W. San Martin. The purpose of the Governance Committee is to consider significant corporate governance issues and make recommendations to the Board on appropriate governance policies and procedures for the Company. The Committee was also formed to function as a Nominating Committee, identifying and recommending candidates for election to the Board of Directors of the Company. The Committee will consider nominees to the Board of Directors recommended by shareholders of the Company. The Governance Committee reports to the Board of Directors and held two meetings during the 2002 fiscal year.

EXECUTIVE OFFICERS OF THE COMPANY

         Except for Messrs. Hickey, Jr. and Lee, Jr. discussed above, the following table sets forth the names of the executive officers of the Company, their ages, their position(s) with the Company, their principal occupations and employers for at least the last five years, and any other directorships held by them in certain other companies. For information concerning ownership of Common Stock, see "Beneficial Owners of More Than Five Percent of the Company's Common Stock; Shares Held by Directors and Executive Officers" below.

                                            POSITIONS WITH THE COMPANY,
                                            PRINCIPAL OCCUPATIONS DURING
NAME                       AGE              AT LEAST THE PAST FIVE YEARS
-------------------        ---              ----------------------------
W. Douglas Benn            48               Mr.   Benn   became   the   Company's   Executive   Vice   President,   Finance,
                                            Chief  Financial  Officer  and  Secretary  in March  1998.  Before  joining  the
                                            Company,  Mr. Benn was an independent  financial consultant providing consulting services  primarily to  companies  in the  restaurant  industry,  including  the
                                            Company,  from  February 1997 until March 1998.  From April 1987 until  February
                                            1997,  Mr.  Benn  was the  Chief  Financial  Officer  of  Innovative  Restaurant
                                            Concepts,  Inc., an operator and  franchisor of casual dining  restaurants  that was acquired by Applebee's International, Inc. in March 1995.

Thomas W. Gathers          47               Mr.  Gathers became the Company's  Executive  Vice President of Human  Resources
                                            in December  1998.  For more than five years prior to joining  the  Company,  he was Senior Vice President - Human Resources with Uno Restaurant Corporation.

Joia M. Johnson            43               Ms.  Johnson  became the Company's  Vice  President  and General  Counsel in May
                                            1999,  became the Company's  Secretary in July 1999 and was named Executive Vice
                                            President  in May 2000.  Before  joining  the  Company,  Ms.  Johnson  served as
                                            Vice  President,  General  Counsel and  Secretary of H.J.  Russell & Company,  a
                                            real estate development, construction and property
                                            management  firm,  where she held that  position  from January 1989 to May 1999.
                                            For six years during her  employment  with H.J.  Russell & Company,  Ms. Johnson served as Corporate  Counsel for  Concessions  International,  Inc.,  an airport food and beverage concessionaire and affiliate of H.J. Russell & Company.

Dennis D. Pedra            50               Mr.  Pedra  became the  Company's  President  of the  Bugaboo  Creek Steak House
                                            division  in  October  2002.  For more  than five  years  prior to  joining  the
                                            Company,  he  was  President  and  Chief  Executive  Officer  of  NE  Restaurant
                                            Company,  a multi-concept  restaurant company operating 83 Bertucci's Brick Oven restaurants, 38 Chili's Grill and Bar restaurants and six On The Border Cafes.

BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT OF THE COMPANY'S COMMON STOCK; SHARES HELD BY DIRECTORS AND EXECUTIVE OFFICERS

         Based solely on information made available to the Company, the following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of March 18, 2003 by (i) each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director and nominee for director of the Company, (iii) the Named Executive Officers of the Company (as defined under “Executive Compensation” below), and (iv) all of the Company’s executive officers and directors as a group.

                                                                           SHARES BENEFICIALLY OWNED
NAME (1)                                                                      SHARES      PERCENT
--------------------                                                          ------      -------
Philip J. Hickey, Jr ....................................................     590,327  (2)  2.6%
Ronald W. San Martin ....................................................     244,885  (3)  1.1%
George W. McKerrow, Sr ..................................................     207,500  (4)     *
Eugene I. Lee, Jr .......................................................     247,301  (5)  1.1%
Don L. Chapman ..........................................................      50,849  (6)     *
Lewis H. Jordan .........................................................      28,125  (7)     *
Carolyn H. Byrd .........................................................      11,375  (8)     *
Dick R. Holbrook ........................................................       7,500  (9)     *
W. Douglas Benn .........................................................     165,552 (10)     *
Thomas W. Gathers .......................................................      30,002 (11)     *
Joia M. Johnson .........................................................      10,000 (12)     *
T.Rowe Price Associates, Inc ............................................   2,545,800 (13) 11.5%
All executive officers and directors
      as a group (twelve persons) .......................................   1,593,416 (14)  6.9%
____________________

        * Less than one percent.

  The named shareholders have sole voting and investment power with respect to all shares shown as being beneficially owned by them, except as otherwise indicated. Shares underlying stock options that are exercisable within 60 days are deemed to be outstanding for the purpose of computing the outstanding shares owned by the particular person and by the group, but are not deemed outstanding for any other purpose.
  Includes 10,500 shares held in an irrevocable trust for his daughter, 10,500 shares held in an irrevocable trust for his son, and 551,567 shares that are subject to stock options exercisable within 60 days.
  Includes 82,000 shares pledged to secure a loan to Mr. San Martin over which he has sole voting and shared investment power, and 61,250 shares that are subject to stock options exercisable within 60 days.
  Consists of 7,500 shares that are subject to stock options exercisable within 60 days and 200,000 shares held by the George W. McKerrow, Sr. Revocable Trust. Mr. McKerrow, Sr. is the sole trustee of such trust and has sole voting and investment power over all 200,000 shares held by the trust.
  Includes 222,866 shares that are subject to stock options exercisable within 60 days.
  Includes 26,250 shares that are subject to stock options exercisable within 60 days.
  Includes 16,875 shares that are subject to stock options exercisable within 60 days. Includes 9,375 shares that are subject to stock options exercisable within 60 days. These shares are subject to stock options exercisable within 60 days.
  Includes 5,625 shares that are subject to stock options exercisable within 60 days.
  Includes 1,500 shares held as custodian for his children, 164 shares held in the Company’s Supplemental Deferred Compensation Plan and 137,877 shares that are subject to stock options exercisable within 60 days.
  Includes 1,500 shares held as custodian for his children, and 136,727 shares that are subject to stock options exercisable within 60 days.
  Includes 28,502 shares that are subject to stock options exercisable within 60 days.(10)
  These shares are subject to stock options exercisable within 60 days.
  Based on a Schedule 13G/A dated February 11, 2003, filed by T. Rowe Price Associates, Inc. (Price Associates). The address at Price Associates is 100 East Pratt Street, Baltimore, Maryland 21202. These securities are owned by various individual and institutional investors, which Price Associates serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
  Includes 1,078,412 shares that are subject to stock options exercisable within 60 days.

EXECUTIVE COMPENSATION

         The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended December 31, 2000, December 30, 2001, and December 29, 2002 for (i) all individuals serving as the registrant’s chief executive officer or acting in a similar capacity during the last completed fiscal year; and (ii) each of the four most highly compensated executive officers of the Company who earned in excess of $100,000 during 2002 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

                                                                             LONG TERM
                                                                            COMPENSATION
                                                  ANNUAL COMPENSATION        SECURITIES
                                                                             UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR        SALARY      BONUS       OPTIONS       COMPENSATION (1)
---------------------------                ----        ------      -----       -------       ----------------
Philip J. Hickey, Jr.                      2002       $375,000    $525,000      83,750            6,014
  Chairman of the Board of                 2001        375,000      92,750          --            4,588
  Directors and Chief Executive            2000        339,904     339,766     308,003            5,284
  Officer

Eugene I. Lee, Jr.                         2002        274,836     327,055      22,500           46,658
  President and Chief Operating            2001        275,270      58,438     150,000           41,927
  Officer and Director                     2000        257,536     153,709     150,000            6,380

W. Douglas Benn                            2002        235,000     197,400      16,875           22,902
  Executive Vice President, Finance and    2001        234,615      35,192      75,000           19,549
  Chief Financial Officer                  2000        214,135     107,040      45,000            3,942

Thomas W. Gathers                          2002        210,000     117,600      11,250            5,640
  Executive Vice President of              2001        210,000      33,600      25,000            4,463
  Human Resources                          2000        201,346      80,522      15,000           46,145

Joia M. Johnson                            2002        210,000     117,600      11,250            5,679
  Executive Vice President, General        2001        196,538      31,446      25,000           29,307
  Counsel and Secretary                    2000        164,904      65,923          --               --
-------------------
  This amount includes $5,000 for each of Messrs. Hickey, Jr., Lee, Jr., Benn, Gathers and Ms. Johnson for discretionary and matching contributions to the Company's supplemental deferred compensation plan in 2002. The matching contributions are based on pre-tax elective contributions (included under salary and bonus) made to such plan. For Messrs. Hickey, Jr., Lee, Jr., Benn, Gathers and Ms. Johnson, this amount includes insurance premiums paid by the Company in the amount of $1,014, $717, $2,156, $640 and $679, respectively in 2002. For Messrs. Lee, Jr. and Benn, this amount also includes income in the amount of $40,941 and $15,746, respectively, from the conversion of retention loans to bonuses in 2002.

OPTION GRANTS IN 2002

         The following table presents further information on grants of stock options during the fiscal year ended December 29, 2002 to the Named Executive Officers. Such grants are reflected in the Summary Compensation Table above.

                                            Individual Grants
                         ____________________________________________________      Potential Realizable
                                               % of                                  Value at Assumed
                             Number of        Options                              Annual Rates of Stock
                            Securities      Granted to   Exercise                 Price Appreciation for
                            Underlying       Employees     Base                       Option Term(1)
                              Options            in        Price   Expiration     _____________________
Name                      Granted (#)(2)     Fiscal Year   ($/Sh)     Date        5% ($)         10% ($)
--------------------      --------------     -----------   ------   --------      -------       ---------
Philip J. Hickey, Jr.          50,000          11.51%      22.54    12/30/11      708,764       1,796,148
                               33,750           7.77%      26.07    07/01/12      553,341       1,402,274

Eugene I. Lee, Jr.             22,500           5.18%      26.07    07/01/12      368,894         934,849

W. Douglas Benn                16,875           3.88%      26.07    07/01/12      276,670         701,137

Thomas W. Gathers              11,250           2.59%      26.07    07/01/12      184,447         467,425

Joia M. Johnson                11,250           2.59%      26.07    07/01/12      184,447         467,425

----------------
  Amounts represent hypothetical gains that could be achieved for the respective options at the end of the option term, which is one day less than ten years for all options listed. The assumed 5% and 10% rates of stock appreciation are mandated by the rules of the SEC and may not accurately reflect the appreciation of the price of the Common Stock from the grant date until the end of the option term. These assumptions are not intended to forecast future price appreciation of the Company's Common Stock.
  These options will become exercisable over a three-year period, with one-third of the options vesting one year after the date of grant and the balance vesting in two equal annual installments.

AGGREGATED OPTION EXERCISES IN 2002
AND YEAR-END OPTION VALUES

         The following table presents information with respect to options exercised by the Named Executive Officers during 2002 and the fiscal year end values of unexercised options to purchase the Company’s Common Stock held by the Named Executive Officers as of December 29, 2002.

                                                          Number of Securities           Value of Unexercised
                                                         Underlying Unexercised          In-the-Money Options
                                                      Options at Fiscal Year-End (#)   at Fiscal Year-End ($)(2)
                        Shares Acquired     Value       ---------------------------    ---------------------------
Name                    on Exercise (#) Realized($)(1)  Exercisable   Unexercisable    Exercisable   Unexercisable
--------------------    --------------- --------------  -----------   -------------    -----------   -------------
Philip J. Hickey, Jr.        64,735       1,315,034        553,967      213,052        10,053,209     2,196,392

Eugene I. Lee, Jr.           69,800       1,222,743        200,866      202,500         2,979,000     1,656,570

W. Douglas Benn              41,000         765,725        124,727       76,875         2,038,947       380,708

Thomas W. Gathers            20,001         322,040         23,502       31,250           323,749       138,265

Joia M. Johnson               7,500         110,985         13,750       31,250           158,368       138,265

-------------------
  “Value Realized” represents the amount equal to the excess of the fair market value (average of the high and low trade prices) of the shares at the time of exercise over the exercise price.

  Represents the fair market value as of December 27, 2002, the last trading day before the Company's fiscal year-end ($28.09), of the shares underlying the options less the exercise price of the options.

         Compensation of Directors. During fiscal year 2002, directors of the Company who are not also employees received an annual retainer of $8,000, director fees of $1,500 per board meeting attended and $500 per committee meeting attended during the year, plus reimbursement of travel and other expenses incurred in connection with the performance of their duties. Directors who are also employees of the Company are not paid any compensation for their services as directors. In addition, non-employee Directors are also eligible to receive formula plan stock options under the Company’s 1996 Stock Plan for Outside Directors (“Directors Plan”). In 2002, no stock options were awarded under the Directors Plan.

         Employment Contracts. The Company and Mr. Hickey, Jr. are parties to an employment agreement (the “Hickey, Jr. Employment Agreement”) dated September 30, 1997. The Hickey, Jr. Employment Agreement had an initial term ending December 31, 2000, and renews annually thereafter unless terminated by either party. Mr. Hickey, Jr. currently receives an annual salary of $450,000 plus such additional amounts as may be approved by the Company’s Board of Directors, and an annual bonus of up to 150% of his annual salary as determined and paid in accordance with a bonus program for the executive officers of the Company. The Hickey, Jr. Employment Agreement provides certain death and disability benefits as well as certain additional payments in the event that the Company terminates Mr. Hickey, Jr.‘s employment without cause or Mr. Hickey, Jr. terminates his employment "for reason."

          On October 16, 1997, the Company entered into an employment agreement (the "Lee, Jr. Employment Agreement") with Mr. Eugene I. Lee, Jr. Under the Lee Employment Agreement, which is terminable at will by either the Company or Mr. Lee, Jr. at any time, Mr. Lee, Jr. currently receives an annual salary of $325,000 plus such additional amounts as may be approved by the Company's Board of Directors, and an annual bonus as determined and paid in accordance with the bonus program for the executive officers of the Company as approved by the Company's Board of Directors from time to time. The Lee, Jr. Employment Agreement also provides certain death and disability benefits as well as certain additional payments in the event that the Company terminates Mr. Lee, Jr.'s employment without cause.

          On March 23, 1998, the Company entered into an employment agreement (the "Benn Employment Agreement") with Mr. W. Douglas Benn. Under the Benn Employment Agreement, which is terminable at will by either the Company or Mr. Benn at any time, Mr. Benn currently receives an annual salary of $275,000 plus such additional amounts as may be approved by the Company's Board of Directors, and an annual bonus as determined and paid in accordance with the bonus program for the executive officers of the Company as approved by the Company’s Board of Directors from time to time. During the term of the Benn Employment Agreement, Mr. Benn’s maximum bonus potential under such bonus program shall not be less than 50% of Mr. Benn’s base compensation for the fiscal year. The Benn Employment Agreement also provides certain death and disability benefits as well as certain additional payments in the event that the Company terminates Mr. Benn’s employment without cause.

         On November 30, 1998, the Company entered into an employment agreement (the “Gathers Employment Agreement”) with Thomas W. Gathers. Under the Gathers Employment Agreement, which is terminable at will by either the Company or Mr. Gathers at any time, Mr. Gathers currently receives an annual salary of $235,000 plus such additional amounts as may be approved by the Company’s Board of Directors, and an annual bonus as determined and paid in accordance with the bonus program for the executive officers of the Company as approved by the Company’s Board of Directors from time to time. During the term of the Gathers Employment Agreement, Mr. Gathers’ maximum bonus potential under such bonus program shall not be less than 40% of Mr. Gathers’ base compensation for the fiscal year. In addition, Mr. Gathers received a loan from the Company in the amount of $40,000, payable on demand at any time following the termination of Mr. Gathers’ employment by Mr. Gathers or by the Company for cause prior to November 30, 2000. If Mr. Gathers remained employed by the Company on November 30, 2000, the Company intended to forgive this loan as additional compensation to Mr. Gathers. In accordance with the agreement, this $40,000 loan was forgiven in 2000. The Gathers Employment Agreement provides certain death and disability benefits as well as certain additional payments in the event that the Company terminates Mr. Gather’s employment without cause.

         Each of the Hickey, Jr. Employment Agreement, Lee, Jr. Employment Agreement, Benn Employment Agreement, and Gathers Employment Agreement contains certain provisions relating to unauthorized disclosure of confidential information, recognition of proprietary rights and non-competition provisions which provide that without consent of the Company, the executive will not compete with the Company during his employment nor for a period of twelve (12) months following his termination.

         Change of Control Agreement. On June 7, 1999, the Company entered into a change in control agreement (the “Johnson Change in Control Agreement”) with Ms. Joia M. Johnson. Pursuant to the Johnson Change in Control Agreement, in the event of a change in control (as defined in the agreement), the Company and Ms. Johnson agree that Ms. Johnson will remain in the employ of the Company for the one year period following the change in control. During such time, Ms. Johnson’s authority, responsibilities and salary shall remain at least equal to what they were prior to the change in control, and Ms. Johnson shall receive an annual bonus and be eligible to participate the Company’s incentive, retirement and welfare benefit plans to the extent applicable generally to other peer executives of the Company; provided, that her annual bonus potential will not be less than 40% of her base compensation for any fiscal year after the change in control. If Ms. Johnson’s employment is terminated, other than for cause (as defined in the agreement) or disability (as defined in the agreement), within the one year period following the change in control, she is entitled to certain benefits.

SHAREHOLDER RETURN ANALYSIS

         The following line-graph presentation compares cumulative shareholder returns of the Company with the Nasdaq Stock Market (U.S. Companies) and a Peer Index for the period beginning on December 26, 1997 (assuming the investment of $100 in the Company’s Common Stock, the Nasdaq Stock Market (U.S. Companies), and the Peer Index on December 26, 1997 and reinvestment of all dividends).

Comparison of Five—Year Cumulative Total Returns
Performance Graph for
RARE Hospitality International, Inc.

Produced on 02/18/2003 including data to 12/27/2002

$500
$400
$300
$200
$100
$0
443.2
143.2
90.6
12/26/1997
12/24/1998
12/23/1999
12/29/2000
12/28/2001
12/27/2002

Legend

Symbol	CRSP Total Returns Index for:	12/1997	12/1998	12/1999	12/2000	12/2001	12/2002
——— ■	RARE Hospitality International, Inc.	100.0	145.3	200.0	357.0	371.5	443.2
— — ★	Nasdaq Stock Market (US Companies)	100.0	144.5	265.0	163.6	132.3	90.6
- - - ▲	Self—Determined Peer Group	100.0	102.0	81.4	104.1	151.7	143.2

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year—end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/26/1997.

Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.

11857/80030000

©Copyright 2003

         The Peer Index is composed of 45 companies, including the Company, offering a wide variety of restaurant services and franchising found primarily in the Standard Industrial Classification (“SIC”) Code groups 5810 and 5812. Information with regard to SIC classifications in general can be found in the Standard Industrial Classification Manual published by the Executive Office of the President, Office of Management and Budget. Specific information regarding the companies comprising the Peer Index will be provided to any shareholder upon request to the Secretary of the Company.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

         The compensation of the Company’s executive officers is subject to annual review and approval by the Compensation Committee. Compensation of executives generally consists of base salary, cash bonuses, participation in various benefit plans on the same basis as other employees of the Company, and the award of stock options. In establishing compensation policies and levels, the Compensation Committee seeks to attract and retain an outstanding group of executives and to align the interests of those executives with the Company’s overall business strategies and goals.

         In 2002, the Compensation Committee reviewed the compensation of certain of the Company’s executives and determined salaries in light of the level of responsibility of the executives, prior experience and achievements and the importance of each executive’s contribution to the Company. The Compensation Committee’s determinations of the level of compensation for the Company’s executive officers was also based upon a review of compensation levels at comparable companies in the Peer Index and the prior level of the executive’s base compensation. Due to unfavorable economic conditions in 2001, the Compensation Committee did not increase the annual base compensation of Philip J. Hickey, Jr. during the 2002 fiscal year.

         The Company’s executives are entitled to receive bonuses under a plan that bases bonuses on the Company’s earnings or a combination of the Company’s earnings and the performance of the concept in which the executive was employed. The bonus compensation of the Chief Executive Officer under this plan is entirely based on the Company’s earnings. For the 2002 fiscal year, cash bonuses were paid to each named Executive Officer under this plan.

         The Compensation Committee determines from time to time the key employees of the Company who are entitled to receive options or other stock-based incentive awards under the Company’s 1997 Plan and 2002 Stock Option Plan, and from time to time grants to such key employees options under the Incentive Plan to provide greater incentive to such employees to increase the long-term value of the Company and its stock. The Compensation Committee granted options in the 2002 fiscal year to each of the named Executive Officers. As of March 18, 2003, the named Executive Officers appearing in the Summary Compensation Table held stock or the right to acquire stock representing 4.5% of the Company’s outstanding common stock, assuming all outstanding options exercisable within 60 days of March 18, 2003 held by such named Executive Officers are exercised.

         Section 162(m) of the Internal Revenue Code (the “Code”) adopted as part of the Revenue Reconciliation Act of 1993, generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any “covered employee” in any taxable year beginning after December 31, 1993. The term “covered employee” for this purpose is defined generally as the Chief Executive Officer and the four other highest paid employees of the Company. Performance-based compensation is outside the scope of the $1 million limitation and, hence, generally can be deducted by a publicly-held corporation without regard to amount, provided that, among other requirements, such compensation is approved by the shareholders. Because of the current levels of compensation of the Company’s highest paid employees, the Compensation Committee has not yet developed a formal policy on this matter. Generally speaking, the Compensation Committee’s executive compensation policies are performance-based, as described above.

COMPENSATION COMMITTEE:

Don L. Chapman, Chairman

Lewis H. Jordan

Carolyn H. Byrd

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors, and operates under a written charter adopted by the Board of Directors. The Company’s management has primary responsibility for the Company’s financial statements and reporting processes, including the systems of internal controls. The Company’s independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee oversees these processes and selects the Company’s independent auditors for the coming year.

         The Audit Committee has implemented procedures that guide its activities during the course of each fiscal year and which are designed for it to devote the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee met six times during 2002.

         In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements to be included in the Company’s Annual Report on Form 10-K for 2002, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Audit Committee also reviewed with the Company’s independent auditors, KPMG LLP, their judgments as to the quality (rather than just the acceptability) of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received from the independent auditors, as required by Independence Standards Board Standard No.1, Independence Discussions with Audit Committee, (i) a written disclosure, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditor’s professional judgment, reasonably may be thought to bear on the auditor’s independence, and (ii) a letter from the independent auditor confirming that, in its professional judgment, it is independent of the Company. In addition, the Audit Committee discussed with KPMG LLP their independence from management and the Company, including the matters in the written disclosures required of KPMG LLP by Independence Standards Board Standard No. 1. The Audit Committee also considered whether the provision of services during 2002 by KPMG LLP that were unrelated to their audit of the financial statements during 2002 is compatible with maintaining KPMG LLP’s independence.

         Additionally, the Audit Committee discussed with the Company’s independent auditors the overall scope and plan for their audit. The Audit Committee met with the independent auditors to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for 2002 for filing with the Securities and Exchange Commission. The Audit Committee also selected KPMG LLP as the Company’s independent auditors for 2003.

AUDIT COMMITTEE:

Ronald W. San Martin, Chairman

Dick R. Holbrook

Carolyn H. Byrd

CERTAIN TRANSACTIONS

          On November 22, 1999, Eugene I. Lee, Jr., President and Chief Operating Officer, received retention loans from the Company aggregating $130,000. The purpose of these retention loans was to help ensure Mr. Lee's continued employment with the Company. These retention loans bear interest at 8% and are payable on demand at any time following the termination of Mr. Lee's employment by Mr. Lee, Jr. or by the Company for cause. Pursuant to the terms of the promissory note, a portion of the retention loans has been converted to a bonus, resulting in a reduction in the principal amount of the loans to $65,000 on November 15, 2002. If Mr. Lee, Jr. remains employed by the Company, the remaining principal and interest accrued on the retention loans will be converted to a bonus resulting in a reduction in the remaining principal amount of the loans to $0 on November 15, 2003. Any reduction in the principal amount of the retention loans and accrued interest thereon resulting from Mr. Lee's continued employment will be treated as additional compensation to Mr. Lee, Jr. in the year of such reduction.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          During 2002, Messrs. Chapman, Jordan, and San Martin and Ms. Byrd served on the Compensation Committee. None of them were an officer or employee of the Company or any of its subsidiaries in 2002. Mr. San Martin was the Chief Financial Officer and the Secretary of the Company from May 1985 until June 1995 and was Chief Operating Officer from August 1997 until October 1997.

PROPOSAL II

APPROVAL OF THE RARE HOSPITALITY INTERNATIONAL, INC.
AMENDED AND RESTATED 2002 LONG-TERM INCENTIVE PLAN

         On February 12, 2003, the Company’s Board of Directors approved and recommended to the shareholders that they approve the RARE Hospitality International, Inc. Amended and Restated 2002 Long-Term Incentive Plan (the “2002 Long-Term Incentive Plan”). The 2002 Long-Term Incentive Plan is an amended and restated version of the RARE Hospitality International, Inc. 2002 Stock Option Plan, which was approved by the Company’s shareholders at the 2002 Annual Meeting.

         The 2002 Long-Term Incentive Plan reflects the following changes from the previously-approved plan:

  increase by 600,000 the total number of shares of common stock reserved and available for awards under the plan provide for awards of up to 200,000 shares of restricted stock to participants under the plan establish criteria on which objective performance goals may be established in order to permit the grant of performance-based awards under the 2002 Long-Term Incentive Plan that are deductible by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended (referred to as the Code)

         As of March 18, 2003, there were approximately 250 persons eligible to participate in the plan. As of March 18, 2003, there were approximately 466,771 shares of the Company’s common stock subject to outstanding awards and approximately 1,033,229 shares of the Company’s common stock were reserved and available for future awards under the plan.

         The following is a summary of the provisions of the 2002 Long-Term Incentive Plan, as proposed to be amended. This summary is qualified in its entirety by the full text of the plan, which is attached to this Proxy Statement as Appendix A.

SUMMARY OF THE PLAN

          Purpose. The purpose of the plan is to promote our success by linking the personal interests of the Company's employees, officers, directors, consultants and advisors to those of its shareholders, and by providing participants with an incentive for outstanding performance.

         Permissible Awards. The plan authorizes the granting of options to purchase shares of common stock, which may be incentive stock options or nonqualified stock options, and awards of restricted stock.

         Limitations on Awards. The maximum number of shares of common stock with respect to one or more options that may be granted during any one calendar year under the plan to any one person is 250,000; except that in connection with a person’s initial employment, he or she may be granted options with respect to up to an additional 100,000 shares, which will not count against the normal 250,000 annual limit. The maximum fair market value of any awards of restricted stock that may be received by a participant (less any consideration paid by the participant for such award) during any one calendar year under the plan is $1,000,000.

          Administration. The plan is administered by a committee appointed by the Company's Board of Directors. The committee has the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the plan; and make all other decisions and determinations that may be required under the plan. The Board of Directors may at any time administer the plan. If it does so, it will have all the powers of the committee.

         Formula Grants to Non-Employee Directors. The plan provides for the grant of non-qualified stock options to our non-employee directors only in accordance with the terms and parameters of one or more separate formula plans for the compensation of non-employee directors. The committee may not make discretionary grants under the plan to non-employee directors.

         Stock Options. The committee is authorized to grant incentive stock options or non-qualified stock options under the plan. The terms of an incentive stock option must meet the requirements of Section 422 of the Code. The exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and no option may have a term of more than 10 years. The committee may grant options with a reload feature, which provides for the automatic grant of a new option for the number of shares that the optionee delivers as full or partial payment of the exercise price of the original option. Such new option must have an exercise price equal to the fair market value of the stock on the new grant date, would vest after six months and would have a term equal to the unexpired term of the original option.

         Restricted Stock Awards. The committee may make awards of restricted stock to participants, which will be subject to such restrictions on transferability and other restrictions as the committee may impose (including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock).

         Performance Goals. The committee may designate any award as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the committee must establish objectively determinable performance goals for the award based on one or more of the following performance criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of a division, region, department or function within the Company or an affiliate:

  earnings per share
  EBITDA (earnings before interest, taxes, depreciation and amortization)
  EBIT (earnings before interest and taxes)
  economic profit
  cash flow
  sales growth
  net profit before tax
  gross profit
  operating income or profit
  return on equity
  return on assets
  return on capital
  changes in working capital
  shareholder return

         The committee must establish such goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals must be conditioned on the written certification of the committee in each case that the performance goals and any other material conditions were satisfied.

         Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order; provided, however, that the committee may (but need not) permit other transfers where the committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or Federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

         Acceleration Upon Certain Events. Unless otherwise provided in an award certificate, if a participant’s employment is terminated without cause or the participant resigns for good reason (as such terms are defined in the plan) within two years after a change in control of the Company (as defined in the plan), all of such participant’s outstanding options will become fully vested and exercisable and all restrictions on his or her outstanding restricted stock awards will lapse. Also, if a participant dies or his or her employment or service is terminated as a result of disability, all of such participant’s outstanding options will become fully vested and exercisable and all restrictions on his or her outstanding restricted stock awards will lapse. The committee may in its discretion at any time accelerate the vesting of an award upon any other termination of service of a participant. The committee may discriminate among participants or among options in exercising its discretion.

         Adjustments. In the event of a stock split, a dividend payable in shares of the Company's common stock, or a combination or consolidation of our common stock into a lesser number of shares, the share authorization limits under the plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such option. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the plan will be adjusted proportionately, and the committee may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

         Termination and Amendment. Our Board of Directors or the committee may, at any time and from time to time, terminate or amend the plan without shareholder approval; but if an amendment to the plan would, in the reasonable opinion of the board or the committee, materially increase the benefits accruing to participants, materially increase the number of shares of stock issuable under the plan, or materially modify the requirements for eligibility, then such amendment will be subject to shareholder approval. In addition, the Board or the committee may condition any amendment on the approval our shareholders for any other reason, including necessity or advisability under tax, securities or other applicable laws, policies or regulations. No termination or amendment of the plan may adversely affect any award previously granted under the plan without the written consent of the participant. The committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the Company’s shareholders or otherwise permitted by the antidilution provisions of the plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

CERTAIN FEDERAL INCOME TAX EFFECTS

         Nonqualified Stock Options. There will be no Federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the plan. When the optionee exercises a nonqualified option, however, he or she will realize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

         Incentive Stock Options. There typically will be no Federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a Federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a Federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

         Transfers of Options. The committee may, but is not required to, permit the transfer of non-qualified stock options granted under the plan. Based on current tax and securities regulations, such transfers, if permitted, are likely to be limited to gifts to members of the optionee’s immediate family or certain entities controlled by the optionee or such family members. The following paragraphs summarize the likely income, estate, and gift tax consequences to the optionee, the Company, and any transferees, under present federal tax regulations, upon the transfer and exercise of such options.

         Federal Income Tax. There will be no federal income tax consequences to the optionee, the Company, or the transferee upon the transfer of a non-qualified stock option. However, the optionee will recognize ordinary income when the transferee exercises the option, in an amount equal to the excess of the fair market value of the option shares upon the exercise of such option over the exercise price, and the Company will be allowed a corresponding deduction. The gain, if any, realized upon the transferee’s subsequent sale or disposition of the option shares will constitute short-term or long-term capital gain to the transferee, depending on the transferee’s holding period. The transferee’s basis in the stock will be the fair market value of such stock at the time of exercise of the option.

         Federal Estate and Gift Tax. If an optionee transfers a non-qualified stock option to a transferee during the optionee’s life but before the option has become exercisable, the optionee will not be treated as having made a completed gift for federal gift tax purposes until the option becomes exercisable. However, if the optionee transfers a fully exercisable option during the optionee’s life, he or she will be treated as having made a completed gift for federal gift tax purposes at the time of the transfer. If the optionee transfers an option to a transferee by reason of death, the option will be included in the decedent’s gross estate for federal estate tax purposes. The value of such option for federal estate or gift tax purposes may be determined using a “Black-Scholes” or other appropriate option pricing methodology, in accordance with IRS requirements.

         Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code §162(m). If the participant files an election under Code §83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code §162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code §83(b) election.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

         The table below reflects awards granted under the plan during the fiscal year ended December 29, 2002 to the persons and groups shown in the table below. Any future awards under the plan will be made at the discretion of our Board of Directors or the committee, as the case may be. Consequently, the Company cannot determine, with respect to (1) the Company’s Named Executive Officers, (2) all current executive officers as a group, (3) all non-executive directors, as a group, or (4) all eligible participants, including all current officers who are not executive officers, as a group, either the benefits or amounts that will be received in the future by such persons or groups pursuant to the plan.

2002 LONG-TERM INCENTIVE PLAN

                                                              Stock Option Grants(1)
                                                              ----------------------
                                                       Value of
                                                        Options                  Number of
  Name and Position                                     ($)(2)                    Options
  -----------------                                    --------                  ---------
  Philip J. Hickey, Jr.                                 81,675                     33,750
     Chairman of the Board of Directors and
     Chief   Executive Officer

  Eugene I. Lee, Jr.                                    54,450                     22,500
     President and Chief Operating Officer
     and Director

  W. Douglas Benn                                       40,838                     16,875
     Executive Vice President, Finance and
     Chief Financial Officer

  Thomas W. Gathers                                     27,225                     11,250
     Executive Vice President
     of Human Resources

  Joia M. Johnson                                       27,225                     11,250
     Executive Vice President, General
     Counsel and Secretary

  All Executive Officers as a Group                    535,613                    155,625

  All Non-Executive Directors as a Group                  --                        --

  All Non-Executive Officer Employees                  600,719                    182,803
     as a Group
  The options vest over a three-year period with one-third of the options vesting one year after the date of grant and the balance vesting in two equal annual installments. The weighted average exercise price per share for options granted to the Named Executive Officers under the Plan during the fiscal year ended December 29, 2002 was $25.05 per share.
  The dollar value of the above options is dependent on the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. As of March 18, 2003, the fair market value of the shares was $1,136,332, based on the closing price of the Company's Common Stock on that day, which was $28.49.

EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information about the common stock that may be issued under all of the Company’s existing equity compensation plans as of December 29, 2002. Details of the plans are discussed in Note 11 to the Company’s Consolidated Financial Statements. The table does not include information with respect to shares subject to outstanding options granted under the Bugaboo Creek Steak House, Inc. 1994 Stock Option Plan that was assumed by the Company in connection with its acquisition of Bugaboo Creek Steak House, Inc. in September 1996.

                                        Number of Securities to         Weighted Average          Number of Securities
                                        be Issued Upon Exercise         Exercise Price of          Remaining Available
                                      of Outstanding Options (5)       Outstanding Options         for Future Issuance
                                      --------------------------       -------------------         -------------------
Equity Compensation                             337,756 (1)                   $25.13                       562,244
 Plans Approved by                            1,300,197 (2)                   $16.50                        33,385
 Stockholders                                    65,625 (3)                   $15.34                        63,750
                                                762,418 (4)                   $11.37                            --
Equity Compensation Plans
 not Approved by Stockholders                       155,400                   $12.58                            --

Total                                             2,621,396                   $15.86                       659,379
  RARE Hospitality International, Inc. 2002 Stock Option Plan.
  RARE Hospitality International, Inc. 1997 Long-Term Incentive Plan.
  Amended and Restated RARE Hospitality International, Inc. 1996 Stock Plan for Outside Directors.
  LongHorn Steaks, Inc. Amended and Restated 1992 Incentive Plan. No options may be granted under the terms of this plan after February 12, 2002.
  In connection with its acquisition of Bugaboo Creek Steak House, Inc. in September 1996, the Company assumed stock options under the Bugaboo Creek Steak House, Inc. 1994 Stock Option Plan. As of December 29, 2002, options were exercisable for 4,722 shares of Company common stock under this plan. No further awards will be made under this plan. At a weighted average exercise price of $14.22.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2002 LONG-TERM INCENTIVE PLAN

PROPOSAL III

RATIFICATION OF SELECTION OF AUDITORS

         The Company’s Audit Committee has selected KPMG LLP to conduct the annual audit of the financial statements of the Company for the fiscal year ending December 28, 2003. The ratification by the shareholders of the selection of KPMG LLP as independent auditors is not required by law or by the Bylaws of the Company. The Board of Directors, consistent with the practice of most publicly held corporations, is nevertheless submitting this selection to the shareholders. If this selection is not ratified at the Meeting, the Company’s Audit Committee intends to reconsider its selection of independent auditors for the fiscal year ending December 28, 2003.

         The Company has been advised by KPMG LLP that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity.

         Audit Fees. The aggregate fees, including expenses reimbursed, billed by KPMG LLP to the Company for professional services rendered for the audit of the consolidated financial statements of the Company and its subsidiaries for fiscal year 2002, the reviews of the Company’s quarterly financial statements during fiscal year 2002 and audit related services were $211,500.

         Financial Information Systems Design and Implementation Fees. There were no fees billed by KPMG LLP to the Company for professional services rendered for: (i) directly or indirectly operating or supervising the operation of the Company’s information system or managing the Company’s local area network; and (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company’s financial statements taken as a whole.

         Internal Audit Fees. There were no fees billed by KPMG LLP to the Company for professional services rendered for: (i) directly or indirectly operating or supervising the Company’s department of internal auditing or managing the Company’s internal audit staff; and (ii) developing or implementing internal audit policies, standards or procedures to be utilized in the review or examination of the Company’s operational or financial reporting processes that are significant to the preparation of the Company’s financial statements.

         All Other Fees. The aggregate fees, including expenses reimbursed, billed by KPMG LLP to the Company for services rendered to the Company and its subsidiaries, other than the audit fees described above, for fiscal year 2002 aggregated $147,750, which included $129,750 for income tax compliance work; and $18,000 for the audit of a benefit plan.

         Representatives of KPMG LLP will be present at the Meeting with an opportunity to make statements, if they so desire, and to respond to appropriate questions with respect to that firm’s audit of the Company’s financial statements for the fiscal year ended December 29, 2002.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 28, 2003. RATIFICATION OF KPMG LLP REQUIRES THAT THE VOTES CAST IN FAVOR OF RATIFICATION EXCEED THE VOTES CAST AGAINST RATIFICATION AT THE MEETING AT WHICH A QUORUM IS PRESENT.

SHAREHOLDER PROPOSALS

         UNDER RULE 14A-8(E) OF THE SECURITIES EXCHANGE ACT OF 1934 (THE “EXCHANGE ACT”) PROPOSALS OF SHAREHOLDERS INTENDED TO BE PRESENTED AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS MUST BE RECEIVED BY THE COMPANY ON OR BEFORE DECEMBER 12, 2003 TO BE ELIGIBLE FOR INCLUSION IN THE COMPANY’S PROXY STATEMENT AND PROXY RELATED TO THAT MEETING. ONLY PROPER PROPOSALS UNDER RULE 14A-8 OF THE EXCHANGE ACT WHICH ARE TIMELY RECEIVED WILL BE INCLUDED IN THE PROXY STATEMENT AND PROXY FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS.

         THE COMPANY’S BYLAWS PROVIDE THAT SHAREHOLDERS SEEKING TO BRING BUSINESS BEFORE A MEETING OF SHAREHOLDERS OR TO NOMINATE CANDIDATES FOR ELECTION OF DIRECTORS AT A MEETING OF SHAREHOLDERS MUST DELIVER TO OR MAIL NOTICE THEREOF TO THE COMPANY NOT LESS THAN 60 NOR MORE THAN 90 DAYS PRIOR TO THE FIRST ANNIVERSARY OF THE DATE ON THE FRONT COVER OF THE COMPANY’S NOTICE OF ANNUAL MEETING PROVIDED FOR THE PREVIOUS YEAR’S ANNUAL MEETING, AND, IN SUCH NOTICE, PROVIDE TO THE COMPANY CERTAIN INFORMATION RELATING TO THE PROPOSAL OR NOMINEE. ACCORDINGLY, NOTICE OF SHAREHOLDER PROPOSALS SUBMITTED OUTSIDE OF RULE 14A-8(E) OF THE EXCHANGE ACT WILL BE CONSIDERED UNTIMELY IF RECEIVED BY THE COMPANY AFTER FEBRUARY 10, 2004 OR BEFORE JANUARY 11, 2004.

OTHER MATTERS

EXPENSES OF SOLICITATION

         The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Company, personally, or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on a review of the copies of reports furnished to the Company, or written representations that no annual forms (Form 5) were required, the Company believes that, during the 2002 fiscal year, all filing requirements of its officers, directors and 10% shareholders for reporting to the Securities and Exchange Commission their ownership and changes in ownership of Common Stock (as required pursuant to Section 16(a) of the Securities Exchange Act of 1934) were complied with, except for the following: In connection with the Company directed sale of its common stock in the supplemental deferred compensation plan, Messrs. Hickey, Jr., Lee, Jr., Benn, Gathers and Ms. Johnson each reported one transaction on Form 4 subsequent to the deadline by which it should have been reported, and in connection with a delayed stock option grant from the Company upon Mr. Holbrook’s election to the Board of Directors, Mr. Holbrook reported one transaction on Form 5 subsequent to the deadline by which it should have been reported.

MISCELLANEOUS

         Management does not know of any matters to be brought before the Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Meeting of which the Company did not receive notice on or before February 25, 2003, the persons designated as proxies will vote in their sole discretion on such matters.

APPENDIX A

RARE HOSPITALITY INTERNATIONAL, INC.
AMENDED AND RESTATED
2002 LONG TERM INCENTIVE PLAN

RARE HOSPITALITY INTERNATIONAL, INC.
AMENDED AND RESTATED
2002 LONG TERM INCENTIVE PLAN

ARTICLE 1
PURPOSE

1.1.             GENERAL.       The purpose of the RARE Hospitality International, Inc. Amended and Restated 2002 Long Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of RARE Hospitality International, Inc. (the "Company"), by linking the personal interests of employees, officers, directors, consultants and advisors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors, consultants and advisors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of stock options and restricted stock awards from time to time to selected employees, officers, directors, consultants and advisors of the Company or any Affiliate.

ARTICLE 2
DEFINITIONS

2.1.              DEFINITIONS.      When a word or phrase appears in the Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

      (a)     "Affiliate" means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

      (b)     "Award" means any Option or Restricted Stock Award granted to a Participant under the Plan.

      (c) "Award Certificate" means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

      (d)      "Board" means the Board of Directors of the Company.

      (e)      "Cause", with respect to a Participant who is an officer or employee, shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, "Cause" means any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Company, acceptance of a position with another employer without consent of the Company, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company. "Cause" with respect to a Participant who is a director, consultant or advisor means any of the following acts by the Participant, as determined by the Board, unless a contrary definition is contained in the applicable Award Certificate: (i) the Participant's egregious and willful misconduct, or (ii) the Participant's final conviction of a felonious crime.

      (f)      "Change in Control" means and includes each of the following:

           (1)      The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition;

           (2)      Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

           (3)      Consummation of a reorganization, merger, share exchange or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

           (4)      approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

      (g)      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (h)      "Committee" means the committee of the Board described in Article 4.

      (i)      "Company" means RARE Hospitality International, Inc., a Georgia corporation, its successors and assigns.

      (j)      "Continuous Status as a Participant" means the absence of any interruption or termination of service as an employee, officer, director, consultant or advisor of the Company or an Affiliate, as applicable. Continuous Status as a Participant shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company prior to its commencement.

      (k)      "Covered Employee" means a covered employee as defined in Code Section 162(m)(3).

      (l)      "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

      (m)      "Effective Date" means the date set forth in Section 3.1.

      (n)      "Eligible Participant" means an employee, officer, director, consultant or advisor of the Company or any Affiliate.

      (o)      "Exchange" means the Nasdaq National Market or any national securities exchange on which the Stock may from time to time be listed or traded.

      (p)      "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

      (q)      "Good Reason" for a Participant's termination of employment after a Change in Control shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment agreement in which such term is defined, or unless otherwise specified in the Award Certificate, "Good Reason" shall mean any of the following acts by the employer without the consent of the Participant (in each case, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the employer promptly after receipt of notice thereof given by the Participant): (i) the assignment to the Participant of duties materially inconsistent with the Participant's position, authority, duties or responsibilities as in effect immediately prior to the Change in Control, or (ii) a reduction by the employer in the Participant's base salary or benefits as in effect immediately prior to the Change in Control, unless a similar reduction is made in salary and benefits of peer employees, or (iii) the Company's requiring the Participant to be based at any office or location more than 50 miles from the office or location at which the Participant was stationed immediately prior to the Change in Control.

      (r)      "Grant Date" means the date an Award is made by the Committee.

      (s)      "Incentive Stock Option" means an Option that is designated as an Incentive Stock Option and that meets the requirements of Section 422 of the Code or any successor provision thereto.

      (t)      "Non-Employee Director" means a director of the Company who is not a common law employee of the Company or any Affiliate.

      (u)      "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option or which does not meet the requirements of Section 422 of the Code or any successor provision thereto.

      (v)      "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

      (w)      "Parent" means a company that owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

      (x)      "Participant" means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term "Participant" refers to a beneficiary designated pursuant to Section 9.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

      (y)      "Plan" means the RARE Hospitality International, Inc. 2002 Stock Option Plan, as amended from time to time.

      (z)      "Qualified Performance-Based Award" means (i) a Restricted Stock Award that is intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Performance Criteria as set forth in Section 9.10, or (ii) an Option having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

      (aa)      "Qualified Performance Criteria" means one or more of the performance criteria listed in Section 9.10 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee

      (bb)      "Restricted Stock Award" means Stock granted to a Participant under Article 8 that is subject to certain restrictions and to risk of forfeiture.

      (cc)      "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

      (dd)      "Shares" means shares of the Company's Stock. If there has been an adjustment or substitution pursuant to Section 10.1, the term "Shares" shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 10.1.

      (ee)      "Stock" means the no par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 10.

      (ff)      "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

      (gg)      "1933 Act" means the Securities Act of 1933, as amended from time to time.

      (hh)      "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE DATE

3.1.              EFFECTIVE DATE.      The Plan shall be effective as of the date it is approved by both the Board and the majority of the holders of the Stock of the Company.

ARTICLE 4
ADMINISTRATION

4.1.              COMMITTEE.      The Plan shall be administered by a committee (the "Committee") appointed by the Board (which Committee shall consist of two or more directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Awards are, or who are anticipated to be become, either (i) Covered Employees or (ii) persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2.              ACTIONS AND INTERPRETATIONS BY THE COMMITTEE.      For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company's or an Affiliate's independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3.              AUTHORITY OF COMMITTEE.      Except as provided below, the Committee has the exclusive power, authority and discretion to:

      (a)     Grant Awards;

      (b)      Designate Participants;

      (c)      Determine the type or types of Awards to be granted to each Participant;

      (d)      Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

      (e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price or grant price, any restrictions or limitations on the Award, any schedule for lapse of restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

      (f)      Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, in accordance with Article 9, based in each case on such considerations as the Committee in its sole discretion determines;

      (g)      Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Option may be canceled, forfeited, or surrendered;

      (h)      Prescribe the form of each Award Certificate, which need not be identical for each Participant;

      (i)      Decide all other matters that must be determined in connection with an Award;

      (j)      Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

      (k)      Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

      (l)      Amend the Plan or any Award Certificate as provided herein; and

      (m)      Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

        Notwithstanding the foregoing, grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of one or more separate “formula” plans for the compensation of Non-Employee Directors, and the Committee may not make discretionary grants hereunder to Non-Employee Directors.

        To the extent permitted under Georgia law, the Board or the Committee may expressly delegate to a special committee consisting of one or more directors who are also officers of the Company some or all of the Committee’s authority under subsections (a) through (i) above, except that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who are, or who are anticipated to be become, either (i) Covered Employees or (ii) persons subject to the short-swing profit rules of Section 16 of the 1934 Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4.              AWARD CERTIFICATES..      Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1.              NUMBER OF SHARES.      Subject to adjustment as provided in Section 10.1, the aggregate number of Shares reserved and available for Awards shall be 1,500,000. Not more than 200,000 of such aggregate number of Shares may be granted as Awards of Restricted Stock. To the extent that Awards of Restricted Stock exceed 10% of the Shares authorized under the Plan, such Awards in excess of 10% shall either (i) be subject to a minimum vesting period of three years, or one year if the vesting is based on performance criteria other than continued employment, or (ii) be granted solely in exchange for foregone salary, bonus or other compensation.

5.2.              LAPSED OPTIONS.

      (a)     To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any Shares subject to the Award will again be available for the grant of Awards under the Plan and Shares subject to Awards settled in cash will be available for the grant of Awards under the Plan.

      (b)      If the exercise price of an Award is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the numbers of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the maximum number of Shares available for delivery pursuant to Awards under the Plan, other than Incentive Stock Options.

5.3.              STOCK DISTRIBUTED.       Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4.              LIMITATION ON AWARDS..       Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 10.1), the maximum number of Shares with respect to one or more Options that may be granted during any one calendar year under the Plan to any one Participant shall not exceed 250,000; provided, however, that in connection with his initial employment with the Company or an Affiliate, a Participant may be granted Options with respect to up to an additional 100,000 Shares, which shall not count against the foregoing annual limit. The maximum fair market value (measured as of the Grant Date) of any Restricted Stock Awards that may be received by any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the plan shall be $1,000,000.

ARTICLE 6
ELIGIBILITY

6.1.              GENERAL.       Options may be granted only to Eligible Participants; except that Incentive Stock Options may not be granted to Eligible Participants who are not employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.

ARTICLE 7
STOCK OPTIONS

7.1.              GENERAL.       The Committee is authorized to grant Options to Participants on the following terms and conditions:

      (a)     EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the Grant Date.

      (b)      TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. Subject to Section 9.8, the Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

      (c)      PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including "cashless exercise" arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants; provided, however, that if Shares are used to pay the exercise price of an Option, such Shares must have been held by the Participant as fully vested shares for at least six months.

      (d)      EXERCISE TERM. In no event may any Option be exercisable for more than ten years from the Grant Date.

      (e)      ADDITIONAL OPTIONS UPON EXERCISE. The Committee may, in its sole discretion, provide in an Award Certificate, or in an amendment thereto, for the automatic grant of a new Option to any Participant who delivers Shares as full or partial payment of the exercise price of the original Option. Any new Option granted in such a case (i) shall be for the same number of Shares as the Participant delivered in exercising the original Option, (ii) shall have an exercise price of 100% of the Fair Market Value of the surrendered Shares on the date of exercise of the original Option (the Grant Date for the new Option), (iii) shall vest six (6) months after the Grant Date of the new Option, and (iv) shall have a term equal to the unexpired term of the original Option.

7.2.              INCENTIVE STOCK OPTIONS.       The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

      (a)     LAPSE OF OPTION. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4), (5) and (6) below, provide in writing that the Option will extend until a later date, but if an Option is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Qualified Stock Option:

           (1)      The expiration date set forth in the Award Certificate.

           (2)      The tenth anniversary of the Grant Date.

           (3)      Three months after termination of the Participant's Continuous Status as a Participant for any reason other than the Participant's Disability, death or termination for Cause.

           (4)      One year after the termination of the Participant's Continuous Status as a Participant by reason of the Participant's Disability.

           (5)      One year after the Participant's death occurring during his Continuous Status as a Participant or during the three-month period described in subsection (3) above or the one-year period described in subsection (4) above and before the Option otherwise lapses.

           (6)      The date of the termination of the Participant's Continuous Status as a Participant if such termination is for Cause.

          Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 9, if a Participant exercises an Option after termination of his Continuous Status as a Participant, the Option may be exercised only with respect to the Shares that were otherwise vested on the date of termination of his Continuous Status as a Participant.

      (b)      INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

      (c)      TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

      (d)      EXPIRATION OF AUTHORITY TO GRANT INCENTIVE STOCK OPTIONS. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

      (e)      RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

      (f)      ELIGIBLE RECIPIENTS. Incentive Stock Options may not be granted to Eligible Participants who are not employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.

ARTICLE 8
RESTRICTED STOCK AWARDS

8.1.              GRANT OF RESTRICTED STOCK..      The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2.              ISSUANCE AND RESTRICTIONS..      Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

8.3.              FORFEITURE..      Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4.              CERTIFICATES FOR RESTRICTED STOCK..      An Award of Restricted Stock shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to shares of Restricted Stock. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 9
PROVISIONS APPLICABLE TO AWARDS

9.1.              STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS..      Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

9.2.              FORM OF PAYMENT FOR OPTIONS..      Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

9.3.              LIMITS ON TRANSFER..      No right or interest of a Participant in any unexercised Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than to a beneficiary designated as provided in 9.4 or by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Option under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4.              BENEFICIARIES..      Notwithstanding Section 9.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5.              STOCK CERTIFICATES..      All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6.              ACCELERATION UPON DEATH OR DISABILITY..       Notwithstanding any other provision in the Plan or any Participant’s Award Certificate to the contrary, upon a Participant’s death or Disability during his Continuous Status as a Participant, all of such Participant’s outstanding Options shall become fully vested and exercisable and all restrictions on the Participant’s outstanding Restricted Stock Awards shall lapse. Any Option shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Non-Qualified Stock Options.

9.7.              ACCELERATION UPON A CHANGE IN CONTROL. .       Except as otherwise provided in the Award Certificate, all of a Participant's outstanding Options shall become fully vested and exercisable and all restrictions on the Participant's outstanding Restricted Stock Awards shall lapse if the Participant's employment is terminated without Cause or the Participant resigns for Good Reason within two years after the effective date of a Change of Control. Any Options shall thereafter continue or lapse in accordance with the other provisions of the Plan and the applicable Award Certificates.

9.8.              ACCELERATION FOR OTHER REASONS. .      Regardless of whether an event has occurred as described in Section 9.6 or 9.7 above, the Committee may in its sole discretion at any time determine that, upon the termination of employment or service of a Participant, all or a portion of such Participant's Options shall become fully or partially exercisable and/or that all or a part of the restrictions on all or a portion of the Participant's Restricted Stock Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 9.8.

9.9.              EFFECT OF ACCELERATION. .      If an Award is accelerated under Section 9.6, 9.7 or 9.8, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction, (iv) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Non-Qualified Stock Options.

9.10.              QUALIFIED PERFORMANCE-BASED AWARDS..

      (a)     The provisions of the Plan are intended to ensure that all Options granted hereunder to any Covered Employee qualify for the Section 162(m) Exemption.

      (b)      When granting any Restricted Stock Award, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Performance Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate: (1) earnings per share, (2) EBITDA (earnings before interest, taxes, depreciation and amortization), (3) EBIT (earnings before interest and taxes), (4) economic profit, (5) cash flow, (6) sales growth, (7) net profit before tax, (8) gross profit, (9) operating income or profit, (10) return on equity, (11) return on assets, (12) return on capital, (13) changes in working capital, or (14) shareholder return.

      (c)      Each Qualified Performance-Based Award (other than an Option) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Performance Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, or upon termination of the Participant's employment without Cause or for Good Reason within 12 months after the effective date of a Change in Control.

      (d)      Any payment of a Qualified Performance-Based Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in subsection (c), no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Performance Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

      (e)      Section 5.4 sets forth the maximum number of Shares or dollar value that may be granted in any one-year period to a Participant in designated forms of Qualified Performance-Based Awards.

9.11.              DETERMINATION OF EMPLOYMENT STATUS..       Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant's Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant's employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Qualified Stock Options.

9.12.              LOANS OR GUARANTEES. .       With the consent of the Committee, the Company or an Affiliate may make, guarantee or arrange for a loan or loans to a Participant with respect to or allow a Participant to defer payment to the Company of all or any portion of (i) the exercise price of any Option granted under the Plan, (ii) the purchase price, if any, of any Option granted hereunder and/or (iii) the payment by the Participant of any or all federal and/or state income or employment taxes due on account of the exercise or grant of any Award hereunder. The Committee shall have full authority to decide whether to make a loan or guarantee or to permit a deferral hereunder and to determine the amount, terms and provisions of any such loan or guarantee, including the interest rate to be charged in respect of any such loan(s), whether the loan(s) are to be made with or without recourse against the borrower, the collateral or other security, if any, securing the repayment of the loan(s), the terms on which the loan(s) are to be repaid and the conditions, if any, under which the loan(s) may be forgiven. If the Committee has made or arranged a loan or guarantee or deferred payment, the Committee may, in its discretion, require immediate payment of such deferred amount or immediate release of such loan or guarantee if the Participant's Continuous Status as a Participant terminates or if the Participant sells or otherwise transfers the Participant's Shares pursuant to such deferral, loan or guarantee.

ARTICLE 10
CHANGES IN CAPITAL STRUCTURE

10.1.              GENERAL. .       In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards; and (iv) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in shares of Stock, or a combination or consolidation of the outstanding Stock into a lesser number of shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

ARTICLE 11
AMENDMENT, MODIFICATION AND TERMINATION

11.1.              AMENDMENT, MODIFICATION AND TERMINATION. .       The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the benefits accruing to Participants, (ii) materially increase the number of Shares issuable under the Plan, or (ii) materially modify the requirements for eligibility, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an Exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2.              AWARDS PREVIOUSLY GRANTED. .      At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

      (a)     Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised or cashed in at the spread value as of the date of such amendment or termination;

      (b)      The original term of any Award may not be extended without the prior approval of the shareholders of the Company;

      (c)      Except as otherwise provided in Article 9, the exercise price of any Award may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

      (d)      No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby.

ARTICLE 12
GENERAL PROVISIONS

12.1.              NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. .       No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

12.2.              NO SHAREHOLDER RIGHTS. .       No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3.              WITHHOLDING. .       The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for at least six months. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4.              NO RIGHT TO CONTINUED SERVICE. .      Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment or status as an officer, director consultant or advisor at any time, nor confer upon any Participant any right to continue as an employee, officer, director, consultant or advisor of the Company or any Affiliate, whether for the duration of a Participant's Award or otherwise.

12.5.              UNFUNDED STATUS OF AWARDS. .       The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

12.6.              INDEMNIFICATION. .       To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.7.              RELATIONSHIP TO OTHER BENEFITS..       No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

12.8.              EXPENSES. .       The expenses of administering the Plan shall be borne by the Company and its Affiliates.

12.9.              TITLES AND HEADINGS. .       The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.10.              GENDER AND NUMBER..       Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.11.              FRACTIONAL SHARES. .       No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

12.12.              GOVERNMENT AND OTHER REGULATIONS..

      (a)     Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

      (b)      Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee's determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

12.13.              GOVERNING LAW. .      To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Georgia.

12.14.              ADDITIONAL PROVISIONS..       Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.15.              NO LIMITATIONS ON RIGHTS OF COMPANY..       The grant of any Award shall not in any way affect the right to power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to grant or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

(Signature on following page)

        The foregoing is hereby acknowledged as being the RARE Hospitality International, Inc. Amended and Restated 2002 Stock Option Plan as adopted by the Board on February 12, 2003.

                RARE Hospitality International, Inc.

                By:  /s/ Philip J. Hickey, Jr.
                     -------------------------
                     Philip J. Hickey, Jr.
                     Chairman and Chief Executive Officer

APPENDIX B
RARE Hospitality International, Inc.
Charter of the Audit Committee of the Board of Directors

I.    Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

       •     Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

       •    Monitor the independence and performance of the Company’s independent auditors and internal auditing department.

       •     Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain and determine funding for, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.    Audit Committee Composition and Meetings

Audit Committee members shall meet the independence requirements of the NASDAQ Exchange and Section 10A(m)(3) of the Securities Exchange Act of 1934 and the regulations thereunder. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee must be a “financial expert” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and rules promulgated by the Securities and Exchange Commission thereunder and the rules of NASDAQ.

Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or any of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review with them the Company’s financial statements and significant findings based upon the auditors’ limited review procedures.

III.    Audit Committee Responsibilities and Duties

          Review Procedures

  Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.
  Review with financial management and/or the independent auditors the Company's annual financial results prior to the release of earnings and/or financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.
  In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.
  Review with financial management and/or the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

  Independent Auditors

  Be solely and directly responsible for the appointment, compensation, and oversight of the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) in preparing or issuing an audit report or related work. The independent auditors shall report directly, and be accountable, to the Committee.
  Review the independence and performance of the independent auditors and retain and terminate the independent auditors, with sole responsibility and authority to preapprove, to the extent required by applicable law and regulations and the NASDAQ rules, all audit and non-audit engagements and the related fees and terms with the independent auditors. Such preapproval may be designated, in accordance with applicable law, to one or more designated members of the Committee; provided any such decision made pursuant to the foregoing delegation of authority shall be presented to the Committee at its next regularly-scheduled meeting.
  On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.
  Review and approve the independent auditors plan and discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.
  Review the report to the Committee from the Company's independent auditors in accordance with Section 204 of the Sarbanes-Oxley Act of 2002.
  Discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.
  Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  Internal Audit Department

  Review and assess the adequacy of internal accounting procedures and controls, including a review with the independent auditors of their evaluation of the Company's internal controls. Review quarterly the programs that the Company has instituted to correct any control deficiencies noted by the director of internal audit in his or her periodic review or the independent auditors in their annual review. Discuss with management the results of the foregoing reviews, including significant items and potential ways to improve the accounting procedures and controls.
  Meet with Company officers responsible for certifying the Company's financial reports as required under Section 302 of the Sarbanes-Oxley Act 2002 and discuss whether such officers are aware of (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the issuer's ability to record, process, summarize, and report financial data, (ii) any material weaknesses in internal controls, or (iii) any fraud that involves management or other employees who have a significant role in the Company's internal controls.
  Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.
  Review the appointment, performance, and replacement of the senior internal audit executive.
  Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.
  Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  Legal Compliance

  On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

  Other Audit Committee Responsibilities

  Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.
  Review and approve all related-party transactions.
  Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.
  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.